Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Fourth Quarter and Full Year 2022 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to coronavirus strain COVID-19 (“COVID-19”), our future responses to and the impact of COVID-19 on our Company, our expectations about future financial results and the assumptions related thereto, our expectations regarding current supply constraints, our expectations regarding backlog shipments, our expectations relating to repurchases of our common stock, including the estimated completion of our planned share repurchases under our current authorization, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward- looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non- GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. ◦ 2017 period prior to ASC 606 adoption Effective January 1, 2018, we adopted ASU No. 2014-09, Revenue from Contracts with Customers using the modified retrospective transition method. As a result of our adoption method, the 2017 income statement was not re-stated, while the income statements in 2018 and forward reflect additional netting on certain security software items. This change in certain netting items would be <1% impact on total revenue and total cogs (no impact on gross profit) in 2017. We consider the impact insignificant for comparison purposes.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 33 Table of Contents ◦ Solutions Integrator Strategy ◦ Areas of Expertise ◦ 2027 KPIs for Success ◦ Solutions at Work ◦ Fourth Quarter and Full Year 2022 Highlights and Performance ◦ Liquidity and Debt Covenants ◦ 2023 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 43 Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are: Solutions Integrator Systems Integrator Reseller Distributor ≠ Captivate Clients Sell Solutions Deliver Differentiation Champion our Culture

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 53 Well Positioned to Help Organizations

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 63 2027 KPIs for Success KPIs 2027** Existing: Adjusted EBITDA Margin* 6.5% - 7.0% Adjusted ROIC* >25% New Metrics: Core services GP | 5-year CAGR 16% - 20% Cloud GP | 5-year CAGR 16% - 20% Adjusted DEPS* | 5-year CAGR 19% - 22% Adjusted free cash flow as % Adjusted net income* >90% *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, ROIC and EBITDA, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, ROIC and EBITDA ** Baseline year is 2022 Note: Insight Core services is defined as services we deliver and manage. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 73 GROSS MARGIN 16.8% up 180 bps EFO MARGIN 4.6% up 100 bps ADJUSTED EFO* MARGIN 5.1% up 110 bps Q4/Full Year 2022 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** Reference “Constant currency” section on slide 2 of this presentation *** For the twelve months ended December 31, 2022 Q4 2022 $2.5B decrease of 2% NET SALES MARGINS Q4 2022 $421M increase of 9% GROSS PROFIT 49% services as a % of total gross profit and 21% cloud as a % of total gross profit*** FY 2022 $10.4B increase of 11% FY 2022 $1.6B increase of 13% Q4 2022 FY 2022 GROSS MARGIN 15.7% up 40 bps EFO MARGIN 4.0% up 50 bps ADJUSTED EFO* MARGIN 4.5% up 70 bps SEGMENTS (Q4 2022) NET SALES GROSS PROFIT EFO ADJUSTED EFO* NORTH AMERICA $2.1B $345M $99M $112M decrease of 1% increase of 12% increase of 30% increase of 32% EMEA** $375M $61M $11M $12M flat YoY increase of 9% decrease of 8% decrease of 3% APAC** $55M $14M $4M $4M increase of 12% increase of 11% decrease of 2% decrease of 4% GROSS MARGIN EFO MARGIN ADJUSTED EFO* MARGIN

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 83 Q4/Full Year 2022 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures Q4 2022 $114M increase of 22% EARNINGS HEADCOUNT Skilled, certified consulting and service delivery professionals EARNINGS FROM OPERATIONS DILUTED EARNINGS PER SHARE FY 2022 $414M increase of 25% Q4 2022 $2.13 increase of 26% FY 2022 $7.66 increase of 29% Q4 2022 $128M increase of 25% FY 2022 $467M increase of 29% CASH CONVERSION CYCLE 40 DAYS up 9 days ADJUSTED EARNINGS FROM OPERATIONS* NET CASH FROM OPERATIONS $304M QTD/$98M YTD Days sales outstanding (DSO) +15 days Days inventory outstanding (DIO) -2 days Days purchases outstanding (DPO) -4 days Q4 2022 $2.53 increase of 25% FY 2022 $9.11 increase of 28% ADJUSTED DILUTED EARNINGS PER SHARE* CASH FLOWS AND CASH CYCLE SERVICE DELIVERY SCALE 5,500+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 93 How Vivli is Enabling Scientific Discoveries to Benefit Global Health The challenge: The results: • Create a data-sharing platform to provide researchers around the globe SECURE access to a vast array of clinical trial data • Provide smooth user experience with intuitive front end • Ensure scalable and manageable platform for growth • Clinical data growth of 42% per year • More use than ever before - user growth of 20% per year • Enabling discoveries for Alzheimer's, diabetes and more The solution: • Full complement of Azure services integrated and deployed • Utilized expertise across security, application, development, user interface design and infrastructure • Ongoing management and support of the platform

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 103 Fortune 100 Insurance and Financial Services Provider Modernizes Security The challenge: The results: • Passwords, encryption keys and authentication information ("secrets") stored in many different locations • Delays in employee access to applications • Secrets were at risk of exposure with potential to create a security breach • Needed a better management process for the renewal of web security certificates The solution: • Implemented fully automated Vault™ clusters to help consolidate credentials through HashiCorp® Vault adoption • Onboarding for DevOps team • Automation to monitor web security certificate expiration • Self-service between multiple applications • Consolidated and secured secrets across the enterprise • Seamless auto directed self-service across applications • Eliminated numerous secret-zero scenarios • Automatically manage compliance of web security certificate renewals

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 113 Awards

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 123 2022 Industry and Partner Recognitions

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 133 GROSS MARGIN 16.8% up 180 bps EFO MARGIN 4.6% up 100 bps ADJUSTED EFO* MARGIN 5.1% up 110 bps Q4/Full Year 2022 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** Reference “Constant currency” section on slide 2 of this presentation *** For the twelve months ended December 31, 2022 Q4 2022 $2.5B decrease of 2% NET SALES MARGINS Q4 2022 $421M increase of 9% GROSS PROFIT 49% services as a % of total gross profit and 21% cloud as a % of total gross profit*** FY 2022 $10.4B increase of 11% FY 2022 $1.6B increase of 13% Q4 2022 FY 2022 GROSS MARGIN 15.7% up 40 bps EFO MARGIN 4.0% up 50 bps ADJUSTED EFO* MARGIN 4.5% up 70 bps SEGMENTS (Q4 2022) NET SALES GROSS PROFIT EFO ADJUSTED EFO* NORTH AMERICA $2.1B $345M $99M $112M decrease of 1% increase of 12% increase of 30% increase of 32% EMEA** $375M $61M $11M $12M flat YoY increase of 9% decrease of 8% decrease of 3% APAC** $55M $14M $4M $4M increase of 12% increase of 11% decrease of 2% decrease of 4% GROSS MARGIN EFO MARGIN ADJUSTED EFO* MARGIN

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 143 Q4/Full Year 2022 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures Q4 2022 $114M increase of 22% EARNINGS HEADCOUNT Skilled, certified consulting, and service delivery professionals EARNINGS FROM OPERATIONS DILUTED EARNINGS PER SHARE FY 2022 $414M increase of 25% Q4 2022 $2.13 increase of 26% FY 2022 $7.66 increase of 29% Q4 2022 $128M increase of 25% FY 2022 $467M increase of 29% CASH CONVERSION CYCLE 40 DAYS up 9 days ADJUSTED EARNINGS FROM OPERATIONS* NET CASH FROM OPERATIONS $304M QTD/$98M YTD Days sales outstanding (DSO) +15 days Days inventory outstanding (DIO) -2 days Days purchases outstanding (DPO) -4 days Q4 2022 $2.53 increase of 25% FY 2022 $9.11 increase of 28% ADJUSTED DILUTED EARNINGS PER SHARE* CASH FLOWS AND CASH CYCLE SERVICE DELIVERY SCALE 5,500+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 153 First Half 2022 (compared to 1H 2021) • Net sales growth of 22% fueled by exceptionally strong device growth in high 30% range • Gross margin contraction of 70 bps • Cash used in operations of $442M Net Sales $4.4B $5.4B 1H 2021 1H 2022 Second Half 2022 (compared to 2H 2021) • Net sales flat year over year • Gross margin expansion of 140 bps • Cash provided by operations of $540M FY 2022 | Year of Two Halves Gross Margin 15.8% 15.1% 1H 2021 1H 2022 Gross Margin -70 bps Net Sales +22% YoY Net Sales $5.0B $5.0B 2H 2021 2H 2022 Gross Margin 14.9% 16.3% 2H 2021 2H 2022 Net Sales flat YoY Gross Margin +140 bps

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 163 2027 KPIs for Success KPIs 2022 2027** Existing: Adjusted EBITDA Margin* 4.7% 6.5% - 7.0% Adjusted ROIC* 15.9% >25% New Metrics: Core services GP | 5-year CAGR 14% 16% - 20% Cloud GP | 5-year CAGR 32% 16% - 20% Adjusted DEPS* | 5-year CAGR 21% 19% - 22% Adjusted free cash flow as % Adjusted net income* 8% 1H (302)% / 2H 327% >90% *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, (ii) certain recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, ROIC and EBITDA, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, ROIC and EBITDA ** Baseline year is 2022 Note: Insight Core services is defined as services Insight delivers and manages. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 173 $2.5B NET SALES decrease of 2% y/y $421M GROSS PROFIT increase of 9% y/y $10.4B* increase of 11% y/y * For the twelve months ended December 31, 2022 $1.6B* increase of 13% y/y $2.6B $2.7B $2.7B $2.5B $2.5B Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $7.1B $7.7B $8.3B $9.4B $10.4B 2018 2019 2020 2021 2022 $385M $379M $438M $399M $421M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $1.0B $1.1B $1.3B $1.4B $1.6B 2018 2019 2020 2021 2022 15.0% 14.3% 16.0% 15.8% 16.8% 14.0% 14.7% 15.6% 15.3% 15.7% Gross Margin

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 183 $800M* $384M SERVICES NET SALES increase of 9% y/y $213M SERVICES GROSS PROFIT increase of 15% y/y $1.5B* increase of 13% y/y * For the twelve months ended December 31, 2022 increase of 13% y/y $352M $341M $394M $365M $384M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $185M $176M $225M $187M $213M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $455M $531M $625M $708M $800M 2018 2019 2020 2021 2022 $830M $999M $1,168M $1,316M $1,483M 2018 2019 2020 2021 2022 53% 52% 57% 51% 56% Gross Margin 55% 53% 53% 54% 54%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 193 $65M INSIGHT CORE SERVICES GROSS PROFIT increase of 11% y/y $91M CLOUD GROSS PROFIT increase of 44% y/y $253M* increase of 14% y/y * For the twelve months ended December 31, 2022 Note: Insight Core services is defined as services Insight delivers and manages $340M* increase of 29% y/y $58M $61M $67M $59M $65M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $142M $167M $196M $221M $253M 2018 2019 2020 2021 2022 $63M $64M $103M $82M $91M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $134M $162M $218M $264M $340M 2018 2019 2020 2021 2022 26% 27% 28% 25% 28% Gross Margin 28% 26% 27% 27% 27%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 203 ADJUSTED EARNINGS FROM OPERATIONS** increase of 25% y/y EARNINGS FROM OPERATIONS $467M* $93M $80M $130M $90M $114M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $233M $241M $272M $332M $414M 2018 2019 2020 2021 2022 * For the twelve months ended December 31, 2022 ** See Appendix for reconciliation of non-GAAP measures $114M increase of 22% y/y $414M* increase of 25% y/y $128M $103M $90M $142M $107M $128M Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 increase of 29% y/y $253M $282M $322M $362M $467M 2018 2019 2020 2021 2022

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 213 ADJUSTED DILUTED EARNINGS PER SHARE** increase of 25% y/y DILUTED EARNINGS PER SHARE $9.11* $1.69 $1.53 $2.42 $1.58 $2.13 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $4.55 $4.43 $4.87 $5.95 $7.66 2018 2019 2020 2021 2022 * For the twelve months ended December 31, 2022 ** See Appendix for reconciliation of non-GAAP measures $2.13 increase of 26% y/y $7.66* increase of 29% y/y $2.53 $2.03 $1.81 $2.78 $1.99 $2.53 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 increase of 28% y/y $4.95 $5.42 $6.19 $7.10 $9.11 2018 2019 2020 2021 2022

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 223 Liquidity and Debt Covenants Twelve Months Ended December 31, US Dollars in $000s 2022 2021 Adjusted Consolidated EBITDA Net earnings $ 280,608 $ 219,345 Interest expense 41,577 41,198 Taxes 93,825 73,212 Depreciation and amortization of property and equipment 23,722 23,376 Amortization of intangible assets 32,892 32,045 Other* 20,018 (1,634) Adjusted consolidated EBITDA $ 492,642 $ 387,542 Net earnings as a % of net sales 2.7% 2.3 % Adjusted consolidated EBITDA margin 4.7% 4.1 % Add: Non-cash stock-based compensation 22,710 18,201 Less: Capital expenditures (71,072) (52,079) Adjusted consolidated EBITDAS for FCCR Ratio $ 444,280 $ 353,664 Taxes and interest** $ 118,090 $ 86,994 Fixed Charge Coverage Ratio 3.8 4.1 Fixed Charge Coverage $444,280 $118,090 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Total Leverage Ratio $637,900 $515,352 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, and (iv) certain acquisition and integration related expenses ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities and the Company’s convertible notes 3.76x 1.24x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 233 Full Year 2023 Outlook Assumptions: As of February 9, 2023 Gross profit growth high single digit Adjusted diluted EPS* $9.90 - $10.10 Interest expense $48 - $52 million Effective tax rate 25% - 26% Capital expenditures $55 - $60 million Average share count 34.3 million Other Exclusions and Assumptions: • Average share count assumed after an estimated completion of our planned share repurchases under our current authorization net of estimated dilution • Excludes acquisition-related intangibles amortization expense of approximately $32 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses • Assumes no significant change in our debt instruments * Adjusted diluted earnings per share excludes severance and restructuring expense and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings and diluted earnings per share. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2023 forecast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. 24 Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 253 FY 2022 | Financial Performance Twelve Months Ended December 31, US Dollars in $000s, except for per share data 2022 2021 Change Consolidated IEI Net sales $10,431,191 $9,436,113 11 % Net sales, constant currency* 13 % Product net sales $8,947,787 $8,120,127 10 % Services net sales $1,483,404 $1,315,986 13 % Gross profit $1,636,567 $1,447,557 13 % Gross margin 15.7% 15.3% 40 bps Gross profit, constant currency* 16 % Product gross profit $836,535 $739,219 13 % Services gross profit $800,032 $708,338 13 % Selling, general, and administrative expenses $1,216,660 $1,117,130 9 % Selling, general, and administrative expenses, constant currency* 11 % GAAP earnings from operations $413,700 $332,061 25 % Adjusted earnings from operations** $466,610 $362,472 29 % GAAP diluted earnings per share $7.66 $5.95 29 % Adjusted diluted earnings per share** $9.11 $7.10 28% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 263 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Net Sales YoY 12% 21% 23% 4% (2) % Gross Margin 15.0% 14.3% 16.0% 15.8% 16.8 % GAAP EFO $93.4M $79.8M $129.6M $90.3M $114.0M GAAP EFO YoY 12% 19% 46% 9% 22 % GAAP EFO Margin 3.6% 3.0% 4.7% 3.6% 4.6 % Adjusted EFO* $102.9M $89.6M $141.7M $107.1M $128.3M Adjusted EFO* YoY 12% 31% 45% 14% 25 % Adjusted EFO* Margin 4.0% 3.4% 5.2% 4.2% 5.1 % GAAP Diluted EPS $1.69 $1.53 $2.42 $1.58 $2.13 GAAP Diluted EPS YoY 13% 30% 53% 5% 26 % Adjusted Diluted EPS* $2.03 $1.81 $2.78 $1.99 $2.53 Adjusted Diluted EPS* YoY 15% 39% 46% 6% 25 % Twelve Months Ended 2018 2019 2020 2021 2022 Net Sales YoY 6% 9% 8% 13% 11 % Gross Margin 14.0% 14.7% 15.6% 15.3% 15.7 % GAAP EFO $233.5M $240.6M $271.6M $332.1M $413.7M GAAP EFO YoY 30% 3% 13% 22% 25 % GAAP EFO Margin 3.3% 3.1% 3.3% 3.5% 4.0 % Adjusted EFO* $252.9M $281.8M $322.4M $362.5M $466.6M Adjusted EFO* YoY 19% 11% 14% 12% 29 % Adjusted EFO* Margin 3.6% 3.6% 3.9% 3.8% 4.5 % GAAP Diluted EPS $4.55 $4.43 $4.87 $5.95 $7.66 GAAP Diluted EPS YoY 82% (3) % 10% 22% 29 % Adjusted Diluted EPS* $4.95 $5.42 $6.19 $7.10 $9.11 Adjusted Diluted EPS* YoY 40% 9% 14% 15% 28%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 273 * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation GEO Financial Metrics Twelve Months Ended North America EMEA APAC Net Sales $8.5B $1.7B $234.3M Net Sales YoY** 13% 12% 18 % Gross Profit $1.3B $247.3M $61.0M Gross Profit YoY** 17% 6% 22 % Gross Margin 15.7% 14.4% 26.0 % Gross Margin YoY 60 bps (80) bps 90 bps SG&A % of Net Sales 11.5% 11.7% 17.9 % SG&A % of Net Sales YoY (10) bps (70) bps 50 bps Adjusted EFO* $399.1M $48.0M $19.6M Adjusted EFO* YoY** 35% 5% 22 % Three Months Ended North America EMEA APAC Net Sales $2.1B $375.2M $54.8M Net Sales YoY** (1) % — % 12 % Gross Profit $345.3M $61.2M $14.1M Gross Profit YoY** 12% 9% 11 % Gross Margin 16.7% 16.3% 25.7 % Gross Margin YoY 200 bps 130 bps (30) bps SG&A % of Net Sales 11.8% 13.3% 18.3 % SG&A % of Net Sales YoY 80 bps 130 bps 80 bps Adjusted EFO* $112.3M $11.8M $4.2M Adjusted EFO* YoY** 32% (3) % (4) %

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 283 Services Financial Metrics Three Months Ended Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Services Revenue $352M $341M $394M $365M $384M Services Revenue YoY 17% 14% 16% 13% 9% Services Gross Profit $185M $176M $225M $187M $213M Insight Core Services Gross Profit $58M $61M $67M $59M $65M Agent Services* Gross Profit $127M $115M $157M $127M $148M Services Gross Profit YoY 14% 10% 16% 10% 15% Insight Core Services Gross Profit YoY 12% 20% 18% 9% 11% Agent Services* Gross Profit YoY 15% 6% 16% 10% 17% Services Gross Margin 53% 52% 57% 51% 56% Insight Core Services Margin 26% 27% 28% 25% 28% Agent Services* Margin 99% 100% 100% 100% 100% Twelve Months Ended 2018 2019 2020 2021 2022 Services Revenue $830M $999M $1,168M $1,316M $1,483M Services Revenue YoY 25% 20% 17% 13% 13% Services Gross Profit $455M $531M $625M $708M $800M Insight Core Services Gross Profit $142M $167M $196M $221M $253M Agent Services* Gross Profit $313M $364M $429M $487M $547M Services Gross Profit YoY 16% 17% 18% 13% 13% Insight Core Services Gross Profit YoY 10% 18% 17% 13% 14% Agent Services* Gross Profit YoY 19% 16% 18% 14% 12% Services Gross Margin 55% 53% 53% 54% 54% Insight Core Services Margin 28% 26% 27% 27% 27% Agent Services* Margin 100% 100% 100% 100% 100% Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding * Represents agent services other than those included in Insight Core services

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 293 Reconciliation of GAAP to Non-GAAP Financial Measures* Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s, except per share data 2022 2021 2020 2022 2021 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 114,016 $ 93,417 $ 83,042 413,700 $ 332,061 Amortization of intangible assets 8,077 7,948 7,980 32,892 32,045 Other 6,172 1,583 1,121 20,018 (1,634) Adjusted non-GAAP consolidated EFO $ 128,265 $ 102,948 $ 92,143 $ 466,610 $ 362,472 GAAP EFO as a percentage of net sales 4.6% 3.6% 3.6% 4.0% 3.5 % Adjusted non-GAAP EFO as a percentage of net sales 5.1% 4.0% 4.0% 4.5% 3.8 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 77,477 $ 62,133 $ 53,388 $ 280,608 $ 219,345 Amortization of intangible assets 8,077 7,948 7,980 32,892 32,045 Amortization of debt discount and issuance costs — 3,079 2,949 — 12,124 Other 6,172 1,583 1,121 20,018 (1,634) Income taxes on non-GAAP adjustments (3,533) (3,209) (3,021) (13,306) (10,325) Adjusted non-GAAP consolidated net earnings $ 88,193 $ 71,534 $ 62,417 $ 320,212 $ 251,555 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 2.13 $ 1.69 $ 1.50 $ 7.66 $ 5.95 Amortization of intangible assets 0.22 0.22 0.23 0.90 0.87 Amortization of debt discount and issuance costs — 0.08 0.08 — 0.33 Other 0.17 0.04 0.03 0.55 (0.04) Income taxes on non-GAAP adjustments (0.10) (0.09) (0.08) (0.36) (0.28) Impact of benefit from note hedge 0.11 0.09 — 0.36 0.27 Adjusted non-GAAP diluted EPS $ 2.53 $ 2.03 $ 1.76 $ 9.11 $ 7.10 Shares used in diluted EPS calculation 36,336 36,871 35,523 36,620 36,863 Impact of benefit from note hedge (1,459) (1,604) — (1,466) (1,453) Shares used in Adjusted non-GAAP diluted EPS calculation 34,877 35,267 35,523 35,154 35,410 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 303 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2022 2021 2022 2021 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 99,341 $ 76,504 $ 350,436 $ 268,813 Amortization of intangible assets 7,563 7,347 30,735 29,576 Other 5,376 1,232 17,910 (3,129) Adjusted non-GAAP EFO from North America segment $ 112,280 $ 85,083 $ 399,081 $ 295,260 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 10,710 $ 12,508 $ 44,264 $ 46,918 Amortization of intangible assets 405 480 1,696 1,971 Other 707 193 2,017 1,328 Adjusted non-GAAP EFO from EMEA segment $ 11,822 $ 13,181 $ 47,977 $ 50,217 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 3,965 $ 4,405 $ 19,000 $ 16,330 Amortization of intangible assets 109 121 461 498 Other 89 158 91 167 Adjusted non-GAAP EFO from APAC segment $ 4,163 $ 4,684 $ 19,552 $ 16,995 * Adjusted earnings from operations excludes (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 313 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) Twelve Months Ended December 31, Six Months Ended June 30, Six Months Ended December 31, US Dollars in $000s 2022 2022 2022 Adjusted Free Cash Flow: Net cash provided by (used in) operating activities $ 98,106 $ (441,997) $ 540,103 Less: Purchases of property and equipment 70,939 47,256 23,683 Adjusted non-GAAP free cash flow $ 27,167 $ (489,253) $ 516,420 $ 10,431,191 $ 9,436,113 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 280,608 $ 145,815 $ 134,793 Amortization of intangible assets 32,892 15,829 17,063 Amortization of debt discount and issuance costs — — — Other 20,018 6,017 14,001 Income taxes on non-GAAP adjustments (13,306) (5,478) (7,828) Adjusted non-GAAP consolidated net earnings $ 320,212 $ 162,183 $ 158,029 Adjusted free cash flow as % of Adjusted net earnings 8% (302) % 327 % Adjusted free cash flow as % net earnings 10% (336) % 383% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 323 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) * The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation excludes amortization of intangible assets. This calculation remains consistent with the metric utilized in management’s compensation plan ** Assumed tax rate of 26.0% *** Average of previous five quarters **** Computed as GAAP consolidated EFO, net of tax of $107,562 and $86,336 for the twelve months ended December 31, 2022 and 2021, respectively, divided by invested capital ***** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital Twelve Months Ended December 31, US Dollars in $000s 2022 2021 Return on Invested Capital: GAAP consolidated EFO $ 413,700 $ 332,061 Amortization of intangible assets 32,892 32,045 Other 20,018 (1,634) Adjusted non-GAAP consolidated EFO* $ 466,610 $ 362,472 Income tax expense** 121,319 94,243 Adjusted non-GAAP consolidated EFO, net of tax $ 345,291 $ 268,229 Average stockholders’ equity*** $ 1,584,075 $ 1,417,114 Average debt*** 713,279 445,792 Average cash*** (131,283) (117,214) Invested Capital $ 2,166,071 $ 1,745,692 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)**** 14.13% 14.08 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)***** 15.94% 15.37%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 333 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended March 31, Three Months Ended June 30, Three Months Ended September 30, US Dollars in $000s, except per share data 2022 2021 2022 2021 2022 2021 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 79,849 $ 67,024 $ 129,556 $ 88,469 $ 90,279 $ 83,151 Amortization of intangible assets 7,925 8,041 7,904 8,068 8,986 7,988 Other 1,783 (6,740) 4,234 1,127 7,829 2,396 Adjusted non-GAAP consolidated EFO $ 89,557 $ 68,325 $ 141,694 $ 97,664 $ 107,094 $ 93,535 GAAP EFO as a percentage of net sales 3.0% 3.1% 4.7% 4.0% 3.6% 3.4% Adjusted non-GAAP EFO as a percentage of net sales 3.4% 3.1% 5.2% 4.4% 4.2% 3.8% Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 56,631 $ 43,168 $ 89,184 $ 58,561 $ 57,316 $ 55,483 Amortization of intangible assets 7,925 8,041 7,904 8,068 8,986 7,988 Amortization of debt discount and issuance costs — 2,983 — 3,013 — 3,049 Other 1,783 (6,740) 4,234 1,127 7,829 2,396 Income taxes on non-GAAP adjustments (2,400) (919) (3,078) (3,042) (4,295) (3,172) Adjusted non-GAAP consolidated net earnings $ 63,939 $ 46,533 $ 98,244 $ 67,727 $ 69,836 $ 65,744 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 1.53 $ 1.18 $ 2.42 $ 1.58 $ 1.58 $ 1.51 Amortization of intangible assets 0.21 0.22 0.21 0.21 0.25 0.22 Amortization of debt discount and issuance costs — 0.08 — 0.08 — 0.08 Other 0.05 (0.18) 0.11 0.03 0.22 0.07 Income taxes on non-GAAP adjustments (0.06) (0.03) (0.08) (0.08) (0.12) (0.09) Impact of benefit from note hedge 0.08 0.03 0.12 0.09 0.06 0.08 Adjusted non-GAAP diluted EPS $ 1.81 $ 1.30 $ 2.78 $ 1.91 $ 1.99 $ 1.87 Shares used in diluted EPS calculation 36,981 36,699 36,821 37,135 36,340 36,745 Impact of benefit from note hedge (1,677) (1,039) (1,539) (1,660) (1,187) (1,509) Shares used in Adjusted non-GAAP diluted EPS calculation 35,304 35,660 35,282 35,475 35,153 35,236 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 343 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2017 2018 2019 2020 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 179,265 $ 233,483 $ 240,594 $ 271,575 Amortization of intangible assets 16,812 15,737 22,985 37,535 Other 15,977 3,706 18,268 13,278 Adjusted non-GAAP consolidated EFO $ 212,054 $ 252,926 $ 281,847 $ 322,388 GAAP EFO as a percentage of net sales 2.7% 3.3% 3.1% 3.3 % Adjusted non-GAAP EFO as a percentage of net sales 3.2% 3.6% 3.6% 3.9 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 90,683 $ 163,677 $ 159,407 $ 172,640 Amortization of intangible assets 16,812 15,737 22,985 37,535 Amortization of debt discount and issuance costs — — 4,223 11,585 Other 15,977 3,706 18,268 13,278 Income taxes on non-GAAP adjustments (8,946) (4,767) (10,073) (15,583) Tax expense related to U.S. federal tax reform 13,363 — — — Adjusted non-GAAP consolidated net earnings $ 127,889 $ 178,353 $ 194,810 $ 219,455 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 2.50 $ 4.55 $ 4.43 $ 4.87 Amortization of intangible assets 0.47 0.43 0.64 1.06 Amortization of debt discount and issuance costs — — 0.12 0.33 Other 0.44 0.10 0.51 0.37 Income taxes on non-GAAP adjustments (0.25) (0.13) (0.28) (0.44) Tax expense related to U.S. federal tax reform 0.37 — — — Adjusted non-GAAP diluted EPS $ 3.53 $ 4.95 $ 5.42 $ 6.19 Shares used in diluted EPS calculation 36,207 36,009 35,959 35,444 Impact of benefit from note hedge — — — — Shares used in Adjusted non-GAAP diluted EPS calculation 36,207 36,009 35,959 35,444

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 353 Financial Results by Offering Category US Dollars in $000s FY 2020 Q1-21 Q2-21 Q3-21 Q4-21 FY 2021 Q1-22 Q2-22 Q3-22 Q4-22 FY 2022 Consolidated IEI by Offering Category Hardware $ 5,068,073 $ 1,315,025 $ 1,350,944 $ 1,592,495 $ 1,631,046 $ 5,889,510 $ 1,673,588 $ 1,731,116 $ 1,572,275 $ 1,473,916 $ 6,450,895 Software 2,104,082 577,995 538,234 531,744 582,644 2,230,617 636,699 618,126 596,922 645,145 2,496,892 Total Products 7,172,155 1,893,020 1,889,178 2,124,239 2,213,690 8,120,127 2,310,287 2,349,242 2,169,197 2,119,061 8,947,787 Agent Services 456,746 119,587 142,955 122,632 136,513 521,687 126,049 168,373 138,617 159,546 592,585 Insight Delivered Services 711,678 180,461 197,368 200,650 215,820 794,299 214,514 225,762 226,540 224,003 890,819 Total Services 1,168,424 300,048 340,323 323,282 352,333 1,315,986 340,563 394,135 365,157 383,549 1,483,404 Total Net Sales $ 8,340,579 $ 2,193,068 $ 2,229,501 $ 2,447,521 $ 2,566,023 $ 9,436,113 $ 2,650,850 $ 2,743,377 $ 2,534,354 $ 2,502,610 $ 10,431,191 Product Cost $ 6,497,001 $ 1,721,258 $ 1,715,729 $ 1,930,096 $ 2,013,825 $ 7,380,908 $ 2,107,209 $ 2,135,895 $ 1,956,679 $ 1,911,469 $ 8,111,252 Services Cost 543,636 140,336 147,089 152,880 167,343 607,648 164,780 169,593 178,417 170,582 683,372 Total Cost of Goods Sold $ 7,040,637 $ 1,861,594 $ 1,862,818 $ 2,082,976 $ 2,181,168 $ 7,988,556 $ 2,271,989 $ 2,305,488 $ 2,135,096 $ 2,082,051 $ 8,794,624 Product Gross Profit $ 675,154 $ 171,762 $ 173,449 $ 194,143 $ 199,865 $ 739,219 $ 203,078 $ 213,347 $ 212,518 $ 207,592 $ 836,535 Services Gross Profit 624,788 159,712 193,234 170,402 184,990 708,338 175,783 224,542 186,740 212,967 800,032 Total Gross Profit $ 1,299,942 $ 331,474 $ 366,683 $ 364,545 $ 384,855 $ 1,447,557 $ 378,861 $ 437,889 $ 399,258 $ 420,559 $ 1,636,567 % of Total Net Sales Hardware 61% 60% 61% 65% 64% 62% 63% 63% 62% 59% 62 % Software 25% 26% 24% 22% 23% 24% 24% 23% 24% 26% 24 % Total Products 86% 86% 85% 87% 86% 86% 87% 86% 86% 85% 86 % Agent Services 5% 5% 6% 5% 5% 6% 5% 6% 5% 6% 6 % Insight Delivered Services 9% 8% 9% 8% 8% 8% 8% 8% 9% 9% 9 % Total Services 14% 14% 15% 13% 14% 14% 13% 14% 14% 15% 14% % of Total Services Net Sales Agent Services 39% 40% 42% 38% 39% 40% 37% 43% 38% 42% 40 % Insight Delivered Services 61% 60% 58% 62% 61% 60% 63% 57% 62% 58% 60 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 363 Convertible Senior Notes • Insight Convertible Senior Notes - $350 million principal • Required to settle the convertible notes principal/par value in cash • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”). • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12). • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution Non-GAAP additional dilution $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,180,606 (1,180,606) — 1,180,606 — $ 103.12 Warrants strike price 1,727,056 (1,727,056) — 1,727,056 — $ 115.00 Possible future stock price 2,077,682 (2,077,682) 529,038 2,606,720 529,038 $ 120.00 Possible future stock price 2,204,493 (2,204,493) 720,377 2,924,870 720,377 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a * b] Dilutive shares [d = c / $115] $115 average share price for quarter 5,121,160 $ 11.88 $ 60,839,381 529,038